FORM N-SAR Q77.O Transactions effected pursuant to Rule 10F3: PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE Used for compliance with Rule 10f-3 and/or Rule 23B
1.	Account/Fund Name: Standish Mellon Global Fixed Income Fund
2.	Anticipated Purchase Date: 06/11/2008
3.	Total Net Assets of Account/Fund: $42,007,452
4.	Type and Description of Security to be Purchased: Florida Power Corp, 6.4%, 6/15/2038
5.	Credit Rating of Security (Rating/Rating Agency): A2/Moody’s, A-/S&P, A+/Fitch
6.	Name of Underwriting Syndicate Dealer Effecting Transaction: Citigroup Global
7.	Name of Affiliated Underwriter in Underwriting Syndicate: Bank of New York Capital
Markets Inc.
8.	Issue Size: 1,000,000,000
9.	CUSIP: 341099CL1
10.	Amount Purchase by Account/Fund: 115,000
11.	Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.01%
12.	Amount Purchased as a Percentage of Account/Fund Assets: 0.27%
13.	Purchase Price of Securities (if at par, so state): 99.578
14.	Commission/Spread Received by Principal Underwriters: 0.875%
15.	Yield (as applicable): 6.432%
16.	Average Yield of Security Purchased by Non-affiliated entities on date of purchase:
6.432%
17.	The Affiliate purchase should be reported to the BOD of which Entity: MIF Fund Board

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? YES
2. Was Security Purchased on Offer Date? YES
3. Was Issuer in continuous operation for at least 3 Years: YES
4. Was the Offering Part of firm commitment by Underwriter? YES
5. Did affiliate Underwriter benefit directly from the Purchase: NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-
affiliated Parties: YES

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE To be used for compliance with Rule 10f-3 and/or Rule 23B
1.	Account/Fund Name: Standish Mellon International Fixed Income Fund

2.	Anticipated Purchase Date: 06/11/2008

3.	Total Net Assets of Account/Fund: $97,691,698

4.	Type and Description of Security to be Purchased: Florida Power Corp, 6.4%, 6/15/2038

5.	Credit Rating of Security (Rating/Rating Agency): A2/Moody’s, A-/S&P, A+/Fitch

6.	Name of Underwriting Syndicate Dealer Effecting Transaction: Citigroup Global

7.	Name of Affiliated Underwriter in Underwriting Syndicate: Bank of New York Capital Markets Inc.

8.	Issue Size: 1,000,000,000
9.	CUSIP: 341099CL1
10.	Amount Purchase by Account/Fund: 265,000
11.	Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.03%
12.	Amount Purchased as a Percentage of Account/Fund Assets: 0.27%
13.	Purchase Price of Securities (if at par, so state): 99.578
14.	Commission/Spread Received by Principal Underwriters: 0.875%
15.	Yield (as applicable): 6.432%
16.	Average Yield of Security Purchased by Non-affiliated entities on date of purchase:
6.432%
17.	The Affiliate purchase should be reported to the BOD of which Entity: MIF Fund Board

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? YES
2. Was Security Purchased on Offer Date? YES
3. Was Issuer in continuous operation for at least 3 Years: YES
4. Was the Offering Part of firm commitment by Underwriter? YES
5. Did affiliate Underwriter benefit directly from the Purchase: NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-
affiliated Parties: YES

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE To be used for compliance with Rule 10f-3 and/or Rule 23B
1.	Account/Fund Name: Standish Mellon Fixed Income Fund
2.	Anticipated Purchase Date: 05/29/2008
3.	Total Net Assets of Account/Fund: $490,256,280
4.	Type and Description of Security to be Purchased: Cox Communications Inc., 6.25%,
6/1/2018
5.	Credit Rating of Security (Rating/Rating Agency): Baa3/Moody’s, BBB-/S&P,
BBB/Fitch
6.	Name of Underwriting Syndicate Dealer Effecting Transaction: JP Morgan
7.	Name of Affiliated Underwriter in Underwriting Syndicate: Bank of New York Capital
Markets Inc.
8.	Issue Size: 750,000,000
9.	CUSIP: 224044BS5
10.	Amount Purchase by Account/Fund: 670,000
11.	Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.09%
12.	Amount Purchased as a Percentage of Account/Fund Assets: 0.14%
13.	Purchase Price of Securities (if at par, so state): 99.605
14.	Commission/Spread Received by Principal Underwriters: 0.650%
15.	Yield (as applicable): 6.304%
16.	Average Yield of Security Purchased by Non-affiliated entities on date of purchase:
6.304%
17.	The Affiliate purchase should be reported to the BOD of which Entity: MIF Fund Board

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? YES

2. Was Security Purchased on Offer Date? YES
3. Was Issuer in continuous operation for at least 3 Years: YES
4. Was the Offering Part of firm commitment by Underwriter? YES
5. Did affiliate Underwriter benefit directly from the Purchase: NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-
affiliated Parties: YES

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE To be used for compliance with Rule 10f-3 and/or Rule 23B
1.	Account/Fund Name: Standish Mellon Global Fixed Income Fund
2.	Anticipated Purchase Date: 05/13/2008
3.	Total Net Assets of Account/Fund: $40,758,661
4.	Type and Description of Security to be Purchased: Columbus Southern Power, 6.05%,
5/1/2008
5.	Credit Rating of Security (Rating/Rating Agency): A3/Moody’s, BBB/S&P, A-/Fitch
6.	Name of Underwriting Syndicate Dealer Effecting Transaction: Goldman Sachs
7.	Name of Affiliated Underwriter in Underwriting Syndicate: Bank of New York Capital
Markets Inc.
8.	Issue Size: 350,000,000
9.	CUSIP: 199575AW1
10.	Amount Purchase by Account/Fund: 320,000
11.	Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.09%
12.	Amount Purchased as a Percentage of Account/Fund Assets: 0.78%
13.	Purchase Price of Securities (if at par, so state): 99.774
14.	Commission/Spread Received by Principal Underwriters: 0.650%
15.	Yield (as applicable): 6.081%
16.	Average Yield of Security Purchased by Non-affiliated entities on date of purchase:
6.081%
17.	The Affiliate purchase should be reported to the BOD of which Entity: MIF Fund Board

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? YES
2. Was Security Purchased on Offer Date? YES
3. Was Issuer in continuous operation for at least 3 Years: YES
4. Was the Offering Part of firm commitment by Underwriter? YES
5. Did affiliate Underwriter benefit directly from the Purchase: NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-
affiliated Parties: YES

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE To be used for compliance with Rule 10f-3 and/or Rule 23B
1.	Account/Fund Name: Standish Mellon International Fixed Income Fund

2.	Anticipated Purchase Date: 04/09/2008

3.	Total Net Assets of Account/Fund: $93,948,972

4.	Type and Description of Security to be purchased: Duke Energy Carolinas, 6.05%,
4/15/2038
5.	Credit Rating of Security (Rating/Rating Agency): A2/Moody’s, A/S&P
6.	Name of Underwriting Syndicate Dealer Effecting Transaction: Barcalays Capital
7.	Name of Affiliated Underwriter in Underwriting Syndicate: Bank of New York Capital
Markets Inc.
8.	Issue Size: 600,000,000
9.	CUSIP: 26442CAE4
10.	Amount Purchase by Account/Fund: 415,000
11.	Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.07%
12.	Amount Purchased as a Percentage of Account/Fund Assets: 0.44%
13.	Purchase Price of Securities (if at par, so state): 99.725
14.	Commission/Spread Received by Principal Underwriters: 0.875%
15.	Yield (as applicable): 6.304%
16.	Average Yield of Security Purchased by Non-affiliated entities on date of purchase:
6.304%
17.	The Affiliate purchase should be reported to the BOD of which Entity: MIF Fund Board

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? YES
2. Was Security Purchased on Offer Date? YES
3. Was Issuer in continuous operation for at least 3 Years: YES
4. Was the Offering Part of firm commitment by Underwriter? YES
5. Did affiliate Underwriter benefit directly from the Purchase: NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-
affiliated Parties: YES

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE To be used for compliance with Rule 10f-3 and/or Rule 23B
1.	Account/Fund Name: Standish Mellon Global Fixed Income Fund

2.	Anticipated Purchase Date: 04/09/2008

3.	Total Net Assets of Account/Fund: $40,758,661

4.	Type and Description of Security to be purchased: Duke Energy Carolinas, 6.05%, 4/15/2038

5.	Credit Rating of Security (Rating/Rating Agency): A2/Moody’s, A/S&P

6.	Name of Underwriting Syndicate Dealer Effecting Transaction: Barcalays Capital

7.	Name of Affiliated Underwriter in Underwriting Syndicate: Bank of New York Capital Markets Inc.

8.	Issue Size: 600,000,000

9.	CUSIP: 26442CAE4

10.	Amount Purchase by Account/Fund: 175,000

11.	Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.03%

12.	Amount Purchased as a Percentage of Account/Fund Assets: 0.43%

13.	Purchase Price of Securities (if at par, so state): 99.725

14.	Commission/Spread Received by Principal Underwriters: 0.875%

15.	Yield (as applicable): 6.304%

16.	Average Yield of Security Purchased by Non-affiliated entities on date of purchase:
6.304%
17.	The Affiliate purchase should be reported to the BOD of which Entity: MIF Fund Board

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? YES
2. Was Security Purchased on Offer Date? YES
3. Was Issuer in continuous operation for at least 3 Years: YES
4. Was the Offering Part of firm commitment by Underwriter? YES
5. Did affiliate Underwriter benefit directly from the Purchase: NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-
affiliated Parties: YES

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE To be used for compliance with Rule 10f-3 and/or Rule 23B
1.	Account/Fund Name: Standish Mellon Global Fixed Income Fund
2.	Anticipated Purchase Date: 03/24/2008
3.	Total Net Assets of Account/Fund: $41,530,667
4.	Type and Description of Security to be purchased: Potomac Electric Power Company
5.	Credit Rating of Security (Rating/Rating Agency): Baa1/Moody’s, BBB+/S&P, A/Fitch
6.	Name of Underwriting Syndicate Dealer Effecting Transaction: JP Morgan
7.	Name of Affiliated Underwriter in Underwriting Syndicate: Bank of New York Capital
Markets Inc.
8.	Issue Size: 500,000,000
9.	CUSIP: 737679DB3
10.	Amount Purchase by Account/Fund: 85,000
11.	Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.02%
12.	Amount Purchased as a Percentage of Account/Fund Assets: 0.20%
13.	Purchase Price of Securities (if at par, so state): 96.917
14.	Commission/Spread Received by Principal Underwriters: 0.875%
15.	Yield (as applicable): 6.742%
16.	Average Yield of Security Purchased by Non-affiliated entities on date of purchase:
6.742%
17.	The Affiliate purchase should be reported to the BOD of which Entity: MIF Fund Board

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? YES
2. Was Security Purchased on Offer Date? YES
3. Was Issuer in continuous operation for at least 3 Years: YES
4. Was the Offering Part of firm commitment by Underwriter? YES
5. Did affiliate Underwriter benefit directly from the Purchase: NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-
affiliated Parties: YES

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

To be used for compliance with Rule 10f-3 and/or Rule 23B

1.	Account/Fund Name: Standish Mellon International Fixed Income Fund
2.	Anticipated Purchase Date: 03/24/2008
3.	Total Net Assets of Account/Fund: $99,599,502
4.	Type and Description of Security to be purchased: Potomac Electric Power Company
5.	Credit Rating of Security (Rating/Rating Agency): Baa1/Moody’s, BBB+/S&P, A/Fitch
6.	Name of Underwriting Syndicate Dealer Effecting Transaction: JP Morgan
7.	Name of Affiliated Underwriter in Underwriting Syndicate: Bank of New York Capital
Markets Inc.
8.	Issue Size: 500,000,000
9.	CUSIP: 737679DB3
10.	Amount Purchase by Account/Fund: 210,000
11.	Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.04%
12.	Amount Purchased as a Percentage of Account/Fund Assets: 0.20%
13.	Purchase Price of Securities (if at par, so state): 96.917
14.	Commission/Spread Received by Principal Underwriters: 0.875%
15.	Yield (as applicable): 6.742%
16.	Average Yield of Security Purchased by Non-affiliated entities on date of purchase:
6.742%
17.	The Affiliate purchase should be reported to the BOD of which Entity: MIF Fund Board

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? YES
2. Was Security Purchased on Offer Date? YES
3. Was Issuer in continuous operation for at least 3 Years: YES
4. Was the Offering Part of firm commitment by Underwriter? YES
5. Did affiliate Underwriter benefit directly from the Purchase: NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-
affiliated Parties: YES

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE To be used for compliance with Rule 10f-3 and/or Rule 23B
1.	Account/Fund Name: Standish Mellon Fixed Income Fund
2.	Anticipated Purchase Date: 0/09/2008
3.	Total Net Assets of Account/Fund: $568,839,256
4.	Type and Description of Security to be purchased: Kroger Co, 6.15%, 01/15/2020
5.	Credit Rating of Security (Rating/Rating Agency): Baa2/Moody’s, BBB-/S&P,
BBB/Fitch
6.	Name of Underwriting Syndicate Dealer Effecting Transaction: Citigroup Global
Markets
7.	Name of Affiliated Underwriter in Underwriting Syndicate: Bank of New York Capital
Markets Inc.
8.	Issue Size: 750,000,000
9.	CUSIP: 501044CH2
10.	Amount Purchase by Account/Fund: 435,000
11.	Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.08%

12.	Amount Purchased as a Percentage of Account/Fund Assets: 0.06%
13.	Purchase Price of Securities (if at par, so state): 96.749
14.	Commission/Spread Received by Principal Underwriters: 0.675%
15.	Yield (as applicable): 6.18%
16.	Average Yield of Security Purchased by Non-affiliated entities on date of purchase:
6.18%
17.	The Affiliate purchase should be reported to the BOD of which Entity: MIF Fund Board

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? YES
2. Was Security Purchased on Offer Date? YES
3. Was Issuer in continuous operation for at least 3 Years: YES
4. Was the Offering Part of firm commitment by Underwriter? YES
5. Did affiliate Underwriter benefit directly from the Purchase: NO
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-
affiliated Parties: YES